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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 1999

               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                    333-64765                 13-341414
     (State or Other         (Commission File Number)     (I.R.S. Employer
Jurisdiction Incorporation)                            Identification Number)

                                -----------------

                         One New York Plaza, 18th Floor
                          New York, New York 10292-2018
                          (principal executive offices)
                                 (212) 778-1000

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On July 28, 1999, a single series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of July 1, 1999 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Prudential Securities Secured Financing Corporation (the "Depositor") as depositor, National Realty Funding L.C., as Master Servicer and as Special Servicer and The Chase Manhattan Bank, as Trustee. The Certificates consist of twenty classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-EC1 Certificates," the "Class A-EC2 Certificates", the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 234 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on July 1, 1999 (the "Cut-off Date"), an aggregate principal balance of $869,289,765, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.


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     The Class A-1 Certificates have an initial Class Principal Balance of
$229,000,000. The Class A-2 Certificates have an initial Class Principal
Balance of $396,880,000. The Class AEC1 Certificates have an initial Class A-EC1 Notional Amount of $869,289,765. The Class A-EC2 Certificates have an initial Class A-EC2 Notional Amount of $97,798,765. The Class B Certificates have an initial Class Principal Balance of $41,293,000. The Class C Certificates have an initial Class Principal Balance of $45,639,000. The Class D Certificates have an initial Class Principal Balance of $13,040,000. The Class E Certificates have an initial Class Principal Balance of $30,426,000. The Class F Certificates have an initial Class Principal Balance of $15,213,000. The Class G Certificates have an initial Class Principal Balance of $15,213,000. The Class H Certificates have an initial Class Principal Balance of $19,559,000. The Class J Certificates have an initial Class Principal Balance of $6,520,000. The Class K Certificates have an initial Class Principal Balance of $6,520,000. The Class L Certificates have an initial Class Principal Balance of $17,386,000. The Class M Certificates have an initial Class Principal Balance of $4,347,000. The Class N Certificates have an initial Class Principal Balance of $8,693,000. The Class 0 Certificates have an Initial Class Principal Balance of $19,560,765. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Financial Statements of Business Acquired
               Not applicable.

        (b)    Pro Forma Financial Information
               Not applicable.

        (c)    Exhibits.

                    Exhibit No.
                    of Item 601 of
 Exhibit No.        Regulation S-K          Description
 -----------        ---------------         -----------
 4.1                4                       Pooling and Servicing Agreement dated as
                                            of July 1, 1999 among Prudential Securities
                                            Secured Financing Corporation, as
                                            Depositor, National Realty Funding L.C.,
                                            as Master Servicer and as Special Servicer
                                            and The Chase Manhattan Bank, as
                                            Trustee.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.


Dated: August 12, 1999


HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.


By: /s/ Vincent Pica II
    -----------------------------
    Name: Vincent Pica II
    Title: President



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